EXHIBIT 10.28


                         UNIROYAL TECHNOLOGY CORPORATION
                      1992 NON-QUALIFIED STOCK OPTION PLAN
                                   AS AMENDED,
                                       TO
                                 JANUARY 1, 2002

         1.       Purpose of the Plan.
                  --------------------

         This Uniroyal Technology Corporation 1992 Non-Qualified Stock Option Plan (the "Plan") is intended as an incentive to retain as independent directors on the Board of Directors (the "Board") of Uniroyal Technology Corporation (the "Company") persons of training, experience and ability, to encourage the sense of proprietorship of such persons and to stimulate the active interests of such persons in the development and financial success of the Company. It is further intended that options issued pursuant to this Plan (the "Options") shall not be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2.       Shares and Options.
                  -------------------

         Subject to adjustments provided in Paragraph 8 hereof, a total number of up to the number of shares (the "Shares") of Common Stock, $.01 par value ("Stock"), of the Company calculated by multiplying the number of Directors (as hereinafter defined) participating in the Plan by the number calculated pursuant to the formula set forth in Paragraph 3(b) hereof shall be subject to the Plan; during the term of the Plan such number shall be recalculated at the beginning of each fiscal year of the Company and at the time of any changes in the number of Directors participating in the Plan to include the number of shares added to the Plan in such fiscal year. The Shares subject to the Plan shall consist of authorized and unissued shares or previously issued shares reacquired and held by the Company, or any corporation or entity of which the Company directly or indirectly controls 50% or more of the total combined voting power of all classes of its stock having voting power (any such corporation or entity being hereinafter referred to as a "Subsidiary"), and such number of Shares pursuant to the preceding sentence shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Option may not again be subjected to an Option under the Plan.

         3.       Formula for Automatic Grant of Options.
                  ---------------------------------------

                  (a) Options shall be granted to those persons who, as of the dates set forth in Section 3(b) below, are (i) directors of the Company, (ii) are not officers of the Company or a Subsidiary, and (iii) elect to receive Options in lieu of retainer as provided below (any person satisfying all three requirements referred to herein as a "Director"). Each Director to whom an Option is granted under this Plan, or any successor to the rights of such Director under this Plan by reason of the death of the Director, hereafter shall be referred to as an "Optionee." Each Option shall be evidenced by an option agreement, in a form specified by the Board, containing terms and conditions that are not inconsistent with this Plan or applicable laws ("Option Agreement"). The Options granted to Directors under this Plan shall be in lieu of the regular Director's annual retainer with respect to any Director's position with the Company. The date of grant of an Option shall be stated in the Option Agreement evidencing such Option (such date of grant being referred to herein as the "Grant Date"). Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continue to serve as a Director.


                  (b) Within 30 days after the later to occur of adoption of the Plan or an individual's initially satisfying conditions (i) and (ii) of paragraph (a) of this Section 3 above, such individual shall have the opportunity to make an irrevocable election in writing, signed by such individual and filed with the Company, to receive Options in lieu of all or any portion of the Board and committee retainers that will become payable to such individual in respect of his or her service after such election is received by the Company; provided, however, that any individual who satisfies conditions (i) and (ii) of paragraph (a) of this Section 3 above may, after expiration of the aforementioned 30-day period in which he or she did not elect to defer his or her retainer, irrevocably elect, in a signed writing filed with the Company, to receive Options in lieu of all or any portion of the Board and committee retainers that would otherwise become payable to such individual in respect of his or her service beginning in the calendar year immediately following the calendar year in which such election is received by the Company. Such election shall continue in effect and apply to Board and committee retainers otherwise payable to such Director in respect of his or her service in any period following the calendar year of such election until such election is revoked, in writing, signed by the applicable Director and filed with the Company, such revocation to become effective with respect to Board and committee retainers payable to such Director in respect of his or her service beginning in the calendar year immediately following the calendar year in which such revocation is received by the Company. If so elected, the number of Shares subject to the Option shall be determined in accordance with the following formula:


               dollar amount of cash retainer to be deferred
               ______________________________________________ = number of Shares

               50% of the Fair Market Value per Share

For purposes of the foregoing formula, the Fair Market Value per Share shall be determined as of the Grant Date (as hereinafter defined) of an Option.

No Director may receive Options to purchase more than 20,000 Shares on any Grant Date. To the extent the Director would receive Options in lieu of retainer in excess of the number of Options which may be granted pursuant to this Section 3(b), the Director shall receive such related retainer fees in cash under the normal payment schedule.

                  (c) Notwithstanding any provision herein to the contrary, no Director shall be granted any Option in any annual period which, if considered together with all other outstanding and unexercised options granted by the Company hereunder or pursuant to any other Company plan during such annual period ("Outstanding Options"), would entitle such Director to purchase more than the lesser of (i) the number of shares purchasable with the maximum retainer earned or to be earned by such Director in the calendar year in which a Grant Date occurs and (ii) 60,000 shares of Stock ("Option Maximum"). If any grant of Options pursuant to Section 3(b) above would exceed the Option Maximum for a Director, the number of Shares in respect of which Options shall be granted hereunder shall be reduced (or eliminated) so that the number of Shares covered by Outstanding Options granted to such Director shall not exceed the Option Maximum. To the extent so reduced, the Director will receive retainer fees in cash under the normal payment schedule. In the event that any such Director subsequently exercises any of his or her Outstanding Options to purchase shares of Stock, Options covering the Shares purchased thereby shall no longer be considered to be Outstanding Options for purposes of the Option Maximum.

         4.       Option Price.
                  -------------

                  (a) Each Option shall have an exercise price for the related Shares that is equal to fifty percent (50%) of the Fair Market Value of such Shares (determined as set forth in Section 4(b) below) on the date the Option is granted.

                  (b) The fair market value of a Share on a particular date ("Fair Market Value") shall be (i) the highest closing price of the Stock on any established national exchange or exchanges or the Nasdaq National Market (or its successor quotation system), whichever is applicable, on such date or, if no sale of Stock is made on such date, the next preceding date on which there was a sale of such Stock, or (ii) if the Stock is not listed on an established stock exchange or the Nasdaq National Market, the closing price of the Stock in the New York over-the-counter market as reported by National Association of Securities Dealers, Inc. for such date or, if no sale of Stock is reported for such date, the next preceding date on which there was a reported sale of Stock.

         5.       Option Period.
                  --------------

                  The Options granted under this Plan shall be for a term of ten
(10) years from the date of granting of each Option (the "Option Period").

         6.       Exercise of Options: Certain Conditions to Grant.
                  -------------------------------------------------

                  (a) An Option may be exercised in whole or in part at any time beginning nine (9) months after the Grant Date.

                  (b) Subject to applicable exercise restrictions set forth herein, Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice shall be accompanied by payment in full of the purchase price (including applicable withholding taxes, if any) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Board) of an amount equal to the aggregate purchase price of the Shares to which such exercise relates. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him or her.

                  (c) Notwithstanding the foregoing payment provisions, the Board may refuse to recognize the method of exercise set forth in Section 6(b), if, in the opinion of counsel to the Company, (i) the Optionee is, or within the six (6) months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) there is a substantial likelihood that the method of exercise selected by the Optionee would subject the Optionee to substantial risk of liability under
Section 16 of the Exchange Act.

                  (d) Notwithstanding any provision herein to the contrary, in the event a Director is removed as a director of the Company as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within the period of time one (1) year from the date of such removal (but not later than the expiration of the Option Period), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such removal. To the extent the Optionee was not entitled to exercise the Option at the date of such removal, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (e) In the event of the death of an Optionee during his or her term of service as a Director of the Company, to the extent the Optionee was entitled to exercise the Option at the time of his or her death, the Option may be exercised within a one-year period following the date of death (but not later than the expiration of the term of the Option) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Optionee was not entitled to exercise the Option at the date of his or her death, the Option shall terminate.

                  (f) Termination of Services: If a Director ceases continuous service as a Director for any reason other than death or disability (such disability being determined by the Board in its sole discretion provided, that no Director shall participate in any such determination relating to himself or herself), all Options held by the Director shall lapse on the earlier of the end of the Option Period or ninety (90) days following the effective date of the termination of the Director's services to the Company. Any Option shall lapse at the earlier of the end of the Option Period or the end of the period established by the Optionee's termination of services to the Company. The Option may be exercised only for the number of Shares for which it could have been exercised on such termination date, subject to any adjustment under Section 8.

         7.       Non-Transferability of Options.
                  ------------------------------

                  Except as hereinafter provided, no Option and no rights or interest therein shall be assignable or transferable by an Optionee and may not be sold, pledged, encumbered or otherwise alienated or hypothecated, otherwise than by will or the laws of descent and distribution, and during the lifetime of an Optionee, Options are exercisable only by the Optionee or his or her legal representative. The Board may, in its discretion, authorize all or a portion of any Option granted to an Optionee to be on terms which permit transfer by such Option to (i) the Optionee's spouse, former spouse, children, grandchildren or any other member of the Optionee's immediate family (collectively, "Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of any Immediate Family Members; (iii) one or more family partnerships, family limited partnerships, family limited liability companies or similar entities of which or in which any Immediate Family Members and/or the Optionee are the only partners, members, shareholders or other owners; or (iv) such other persons or entities permitted by the Board in its discretion; provided that (x) the Option Agreement pursuant to which such Option is granted must expressly provide for transferability in a manner consistent with this Section 7; (y) any transfer of an Option shall be in accordance with any other terms, conditions, rules and limitations prescribed by the Board; and (z) subsequent transfers of previously transferred Options shall be prohibited, otherwise than by will or the laws of descent and distribution. Following the valid transfer of any Option, the transferred Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that the applicable transferee of such Option shall be treated under the Plan and the applicable Option Agreement as the Optionee, except that the terms of paragraph
(d), (e) and (f) of Section 6 hereof, dealing with exercise of an Option following termination of a Director's service with the Company (and any similar terms and conditions of the applicable Option Agreement), shall continue to be applied with respect to the original Optionee, so that following any such termination, any transferee of the original Optionee's Option may only exercise such Option for the period specified in such paragraph (and any similar terms and conditions of the applicable Option Agreement).

         8.       Adjustments.
                  ------------

         (a) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         (b) In the event of any change in capitalization affecting the Stock, such as a stock dividend, stock split, extraordinary dividend payable in cash or other property, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Stock which may be sold or awarded to any Optionee, (ii) the number of shares of Stock covered by each outstanding Option, and (iii) the price per share in respect of the outstanding Options. Notwithstanding the foregoing, the Board may increase the aggregate number of shares of Stock for which Options may be granted under the Plan solely to reflect the change, if any, of the capitalization of the Company.

         9.       Securities Laws Restrictions.
                  ----------------------------

         The Company shall have no obligation to register Shares covered by the Plan under the Securities Act of 1933, as amended (the "Securities Act"). Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he or she is acquiring Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. As a condition of any transfer of the certificate evidencing Shares, the Company may require such other agreements or undertakings, if any, that it may deem necessary or appropriate to ensure compliance with any provisions of the Plan or any law or regulation. Certificates for Shares delivered under the Plan may be subject to such stock-transfer orders and other restrictions as counsel for the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or other market upon which the Stock is then listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates to refer to such restrictions.

         10. Amendment, Modification, Suspension or Discontinuance of this Plan.
             -------------------------------------------------------------------

                  (a) Except as set forth in Sections 10(b), 10(c) and 10(d) below, without shareholder approval, the Board may at any time amend, modify, suspend, discontinue or terminate the Plan, including, without limitation, for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law.

                  (b) Except as set forth in Section 10(c) below, to comply with the restrictions set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule ("Rule 16b-3") and to comply with the Code and accompanying regulations, but subject to changes in law or other legal requirements (including any change in the provisions of Rule 16b-3 and the Code and accompanying regulations that would permit otherwise), the Board must obtain approval of the stockholders of the Company to make any amendment that would (i) increase the aggregate number of shares of Stock that may be issued under the Plan pursuant to Sections 2 and 3 of the Plan (except for adjustments pursuant to Section 8 of the Plan), (ii) modify materially the requirements as to eligibility for participation in the Plan, or
(iii) increase materially the benefits accruing to the Optionees under the Plan, including, but not limited to, an increase in the number of Shares subject to an Option, a reduction in the Option exercise price described in Section 4(a) hereof, an extension of the period during which Options may be granted or exercised under the Plan or a change in the vesting period or timing of Option grants.

                  (c) Notwithstanding Sections 10(a) and 10(b), under no circumstances may the Board amend, alter, discontinue or terminate the Plan so as to impair the vested rights of Optionees under any Option theretofore granted under the Plan without their written consent.

         11.      Government Regulations.
                  -----------------------

         The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or other markets as may be required.

         12.      Costs of Plan; Plan Unfunded.
                  -----------------------------

         The costs and expenses of administering the Plan shall be borne by the Company. The Plan shall be unfunded. Neither the Company nor the Board shall be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares upon exercise of any Option under the Plan and issuance of Shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors. Proceeds from the sale of Shares pursuant to Options shall constitute general funds of the Company. None of the Company, any subsidiary of the Company or the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

         13.      Governing Law.
                  --------------

         The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

         14.      Effective Date.
                  ---------------

         The Plan shall be effective if and when approved by a majority of the Company's stockholders at the 1994 annual meeting of stockholders or any adjournment thereof.

         15.      Interpretation.
                  ---------------
         (a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

         (b) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

         (c) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.


         16.      Duration of Plan.
                  -----------------

         Options may be granted under this Plan only during the ten (10) years immediately following the effective date of this Plan, unless the Plan is terminated earlier pursuant to Section 10 hereof.

         17.      Taxes; Compliance with Law; Approval of Regulatory Bodies.
                  ---------------------------------------------------------

         (a) The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making any such delivery or payment until it is indemnified to its satisfaction or paid for that tax in accordance with such procedures as may be adopted by the Board.

         (b) Options are exercisable, and Shares can be delivered under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges or other markets on which the Company's stock is listed at any time. An Option is exercisable only if either (a) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with the Securities and Exchange Commission and has become effective and remains effective on the date of exercise, or (b) an exemption from the registration requirements of applicable securities laws is available. This Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Board deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section. Each Option may not be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Board deems advisable.

         (c) Each person who acquires the rights to exercise an Option by bequest or inheritance may be required by the Board to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Board may require such consents and releases to taxing authorities as the Board deems advisable.

         18.      Miscellaneous.
                  -------------

         (a) By accepting any benefit under the Plan, each Optionee and each person claiming under or through such Optionee shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Company, the Board or their delegees.

         (b) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any Option Agreement. Except as expressly provided for in the Plan, no Director or other person shall have any claim or right to be granted an Option under the Plan.